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                                                                   EXHIBIT 10.11

                             EMPLOYMENT AGREEMENT
                             --------------------


THIS AGREEMENT made as March 2, 2000


B E T W E E N:


                               DANIEL W. FAIRFAX
                  (hereinafter referred to as the "Employee")

                                                               OF THE FIRST PART

                                    - and -

                          IRONSIDE TECHNOLOGIES INC.
                  (hereinafter referred to as the "Employer")

                                                              OF THE SECOND PART

          WHEREAS the Employer wishes to have the benefit of the Employee's knowledge and experience as a full-time employee;

          AND WHEREAS the Employer and the Employee are desirous of entering into an employment relationship for their mutual benefit;

          AND WHEREAS the Employer and the Employee have agreed that the terms and conditions of the employment relationship shall be as set out herein;

          NOW THEREFORE in consideration of the terms, conditions, covenants and obligations herein contained (the adequacy of which is hereby acknowledged by each of the parties), the parties hereto have agreed and do hereby agree as follows:
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                                      -2-

                           ARTICLE ONE - DEFINITION
                           ------------------------

1.01 "Just Cause" means (i) wilful failure of the Employee to properly carry out his duties after written notice by the Employer of the failure to do so and an opportunity for the Employee to correct the same within a reasonable time from the date of receipt of such written notice from the Employer; or (ii) theft, fraud or material dishonesty or misconduct by the Employee involving the property or affairs of the Employer or the carrying out of the Employee's duties; or after written notice by the Employer and an opportunity for the Employee to correct within a reasonable time from the date of receipt of such written notice from the Employer; (a) any material breach of the obligations of the Employee pursuant to this Agreement; or (b) cause as determined by a California court of competent jurisdiction.


                       ARTICLE TWO - SCOPE OF EMPLOYMENT
                       ---------------------------------

2.01      Employment:  The Employer hereby agrees to employ the Employee and the
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Employee hereby accepts such employment on a full time basis in the position of
Chief Financial Officer, upon the terms and conditions set forth in this Agreement.

2.02      Duties and Responsibilities:  The duties and responsibilities of the
          ---------------------------
Employee shall consist of recruiting employees for Ironside Technologies, plus other responsibilities that may be assigned by the Employer's Chief Executive Officer. More specifically, the duties and responsibilities of the Employee shall be outlined as per the GROE which shall be mutually agreed with the Employer's Chief Executive Officer.

2.03      Full and Faithful Service:  The Employee shall devote to the business
          -------------------------
and affairs of the Employer all of his working time, attention and ability to carry out the duties of his position and will ensure that he is not, at any time, engaged in conduct that would constitute a conflict with the interests of the Employer. The Employee agrees that he will, in the performance of his duties, promote the interest, business and reputation of the Employer and shall perform all such duties as are essential or conducive to the efficient management thereof in accordance with the rules and policies of the Employer.
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                                      -3-

2.04      Acknowledgement:  The Employee acknowledges that the effective
          ---------------
performance of his duties requires the highest level of integrity and the Employer's complete confidence in the Employee's relationship with other employees of the Employer and with all persons dealt with in the course of his employment. The Employee shall diligently, faithfully and honestly serve the Employer during the continuance of his employment hereunder and shall use his best efforts to promote the interests of the Employer.

                      ARTICLE THREE - TERM OF EMPLOYMENT
                      ----------------------------------

3.01      Term Period:  The term of employment created herein shall be for an
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indefinite period commencing on March 9, 2000, unless this Agreement is terminated earlier by either of the parties in accordance with the provisions set out herein.

                          ARTICLE FOUR - COMPENSATION
                          ---------------------------

4.01      Base Salary:  As remuneration for his services hereunder, the Employee
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shall be paid a base salary (the "Base Salary") at the rate of US $175,000 per annum, less all applicable statutory deductions, which Base Salary shall be paid in arrears and in equal semi-monthly installments.

4.02      Incentive Compensation:  The Employee shall be entitled to participate
          ----------------------
in the Employer's annual incentive sales compensation plan, a copy of which is attached hereto as Schedule "A" (the "Incentive Compensation Plan").

4.03      Benefits:  The Employee shall be entitled to participate in the
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employee benefit plans and programs which are generally made available to employees of the Employer from time to time.

4.04      Stock Option Plan:  Upon signing this Employment Agreement, the
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Employee shall be granted an initial amount of 900,000 stock options, in accordance with the terms, conditions and eligibility requirements of the Employer's stock option plan. In addition, subject to the
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                                      -4-

discretion of the Employer, the Employee shall be permitted to participate in any further stock option grants as offered by the Employer. Upon the closing of any event that creates a change of control of the Employer, the stock options granted to the Employee shall become fully vested, exercisable and will not be subject to Employer's right of repurchase.

4.05      Profit Sharing Plan:  Subject to the discretion of the Employer, the
          -------------------
Employee shall be permitted to participate in any profit sharing plan that is established by the Employer in accordance with the terms, conditions and eligibility requirements of the plan.

4.06      Vacation:  The Employee shall be entitled to three (3) weeks vacation
          --------
leave during each full year that this Agreement is in effect at the Base Salary provided for in Section 4.01 herein. Such vacation to be taken at such time or times as the Employer may determine having regard to the business and undertaking of the Employer and having regard to the dates requested by the Employee. In the event that the Employee's employment is terminated, the Employee shall be entitled to all accrued and unused vacation leave that has been earned during the period of employment. During the initial year of the Employee's employment with the Employer, his vacation leave shall be pro-rated to the date on which he commenced employment with the Employer.

4.07      Expenses:  The Employee shall be reimbursed for all reasonable pre-
          --------
authorized travel, business and entertainment expenses incurred by him in the performance of his duties hereunder, subject to such limits as may be established by the Employer and revised by it from time to time. As a condition to the reimbursement of such expenses, the Employee shall furnish to the Employer receipts for expenses incurred.
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                                      -5-

                   ARTICLE FIVE - TERMINATION OF EMPLOYMENT
                   ----------------------------------------

5.01      Termination by Employer:  This Agreement, and the employment
          -----------------------
contemplated hereunder, may be terminated in the following manner and in the following circumstances:

     (a) by the Employer, at any time, for Just Cause, in which case the employment of the Employee and this Agreement shall terminate immediately upon written notice from the Employer to the Employee. In the event of any termination for Just Cause, the Employee shall be entitled to receive any outstanding Base Salary and vacation pay which has accrued to the effective date of such termination. Upon receipt of such notice by the Employee, the Employer shall be under no further obligation to provide the Employee with pay in lieu of reasonable notice, severance pay or termination pay whether under statute or at common law;

     (b) upon the death of the Employee, in which case the employment of the Employee and this Agreement shall terminate on the date of the Employee's death. In the event of such termination, all outstanding Base Salary, Incentive Compensation and vacation pay which has accrued to the effective date of termination shall be paid to the Employee's estate; and

     (c) by the Employer, at any time, by providing the Employee written notice of termination of employment, or pay in lieu thereof, continuation of Benefits per Section 4.03 for a period of six months, plus any vacation pay which has accrued through the date of notice, and six months of Base Salary continuation. If termination occurs prior to the first anniversary of the commencement of vesting of the options granted per Section 4.04, then 1/48th of the total number of shares multiplied by the number of months that the Employee was employed will immediately vest and will not be subject to Employer's repurchase right.

5.02      Termination by Employee:  This Agreement and the employment
          -----------------------
contemplated hereunder may be terminated by the Employee for any reason and at any time by providing to the
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                                      -6-

Employer two (2) weeks notice in writing of his termination of employment. The Employee shall be entitled to receive all Base Salary and vacation pay which accrues to the effective date of such termination.

          Change of Position: In the event that the Employer proposes material changes to the Position, effective Duties and Responsibilities, or Compensation of the Employee, and should the Employee not accept Employer's proposed changes, the Employee may terminate his active employment by providing Employer with two
(2) weeks notice and shall then be entitled to receive continuation of Benefits per Section 4.03 for a period of six months, six months of Base Salary continuation, plus any vacation pay which has accrued through the date of notice. If termination occurs prior to the first anniversary of the commencement of vesting of the options granted per Section 4.04, then 1/48th of the total number of shares multiplied by the number of months that the Employee was employed will immediately vest and will not be subject to Employer's repurchase right.

                         ARTICLE SIX - CONFIDENTIALITY
                         -----------------------------

6.01      Confidential Information:  The Employee acknowledges that during the
          ------------------------
course of his employment, the Employee will be exposed to secret and confidential business information belonging to the Employer, its affiliates and associates which gives it a commercial advantage over others. Except as may be required by law, the Employee agrees to not use, directly or indirectly, for own account or for the account of any person, firm, corporation or other entity or disclose to any person, firm, corporation or other entity, any of the Employer's or its affiliates' or its associates' proprietary information disclosed or entrusted to him or developed or generated by him in the performance of his duties hereunder, including but not limited to, information relating to the Employer's and/or its affiliates' and/or its associates' organizational structure, operations, business plans, technical projects, pricing data, business costs, research data results, inventions, trade secrets, customers lists, customer prices or other work produced, developed by or for the Employer or its affiliates or its associates, whether on the premises of the Employer or elsewhere.

6.02      Exceptions:  The provisions of Section 6.01 shall not apply to any
          ----------
proprietary, confidential or secret information which is, at the commencement of the term of this Agreement
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                                      -7-

or at some later date, publicly known under circumstances involving no breach of this Agreement or is lawfully and in good faith made available to the Employee without restrictions as to disclosure to a third party.

6.03      Property and Documents:  The Employee acknowledges, understands and
          ----------------------
agrees that all memoranda, notes, records, charts, formulae, client lists, price lists, marketing plans, office products including, but not limited to, personal computers, fax machines, printers and photocopiers, financial information and other documents made, received, held or used by the Employee during the course of his employment shall be the property of the Employer and shall be delivered by the Employee to the Employer upon request at any time during the course of employment or on termination of employment as herein before provided. The Employee acknowledges and agrees that he shall not retain any copies of such documentation without the written consent of the Employer. With respect to all confidential information and other documents of the Employer held by the Employee, the Employee acknowledges that he is in a position of trust and subject to a fiduciary duty to use the information only in the interests of the Employer and its business.

6.04      Inventions and Improvements:  Any and all inventions and improvements
          ---------------------------
which the Employee may conceive or make, during the period of employment, relating to or in any way appertaining to or connected with any of the matters which have been, are or may become the subject of the Employer's investigations, or which the Employer has been, is or may become interested, including, but not limited to, product design, computer software or technology, shall be the sole and exclusive property of the Employer, and the Employee will, whenever requested by the Employer, execute any and all applications, assignments and other instruments which the Employer shall deem necessary in order to apply for and obtain Letters of Patent or Copyrights of Canada or foreign countries for the inventions or improvements, and in order to assign and convey to the Employer all sole and exclusive right, title and interest in and to the inventions or improvements, all expenses in connection with them to be borne by the Employer.
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                                      -8-

                       ARTICLE SEVEN - NON-SOLICITATION
                       --------------------------------

7.01      Non-Solicitation:  The Employee acknowledges that by reason of his
          ----------------
employment with the Employer, he will or may develop a close working relationship with the Employer's customers and clients, gain a knowledge of the Employer's methods of operation and acquire and be exposed to confidential materials and information, all of which would cause irreparable harm and injury to the Employer if made available to a competitor or used for competitive purposes. Accordingly, the Employee agrees that:

          (a) the Employee shall not, for any reason, directly or indirectly, either during the term of this Agreement or for a period of one
               (1) year following the termination of this Agreement, regardless of how that termination should occur, hire any employees of the Employer or induce or attempt to induce, solicit or attempt to solicit, any of the employees of the Employer to leave their employment; and

          (b) the Employee shall not, for any reason, directly or indirectly, without the prior written consent of the Employer, either during the term of this Agreement or for a period of one (1) year following the termination of this Agreement, regardless of how that termination should occur, solicit or otherwise contact any client or customer or potential client or customer of the Employer which was serviced or solicited by the Employer during the term of this Agreement, for the purpose of selling any products or services to that client or customer, or for purposes of soliciting orders for any products or services from that client or customer, where such products or services are the same as or substantially similar to or in any way competitive with the products or services sold by the Employer at the time of termination of this Agreement;

7.02      Reasonableness and Severability:  The parties to this Agreement
          -------------------------------
acknowledge
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                                      -9-

and agree that the scope of these covenants are, in all respects, and particularly in respect of time and subject matter no more than what is reasonably required to protect the Employer's interest. The parties to this Agreement further agree that if any limitation or provision contained in these covenants are determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision hereof.

                       ARTICLE EIGHT - INJUNCTIVE RELIEF
                       ---------------------------------

8.01      Injunctive Relief:  The Employee acknowledges and agrees that in the
          -----------------
event of any violation of the covenants provided for in Sections 6 and 7, the Employer shall be entitled as a matter of course to injunctive relief in addition and without prejudice to any other remedy the Employer may have at law.

                             ARTICLE NINE - GENERAL
                             ----------------------

9.01      Headings:  The division of this Agreement into Articles and Sections
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and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement.

9.02      Enurement:  This Agreement shall enure to the benefit of and be
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binding upon the heirs, executors, administrators and legal personal representatives of the Employee and the successors and permitted assigns of the Employer, respectively.

9.03      Entire Agreement:  This Agreement constitutes the entire agreement
          ----------------
between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement.

9.04      Amendments:  No amendments to this Agreement shall be valid or binding
          ----------
unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any
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                                      -10-

provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

9.05      Invalidity:  If any provision of this Agreement is determined to be
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invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

9.06      Further Assurances:  The parties shall do all such further acts and
          ------------------
things and provide all such assurances and deliver all such documents in writing as may be required from time to time in order to fully carry out the terms, provisions and intent of this Agreement.

9.07      Notice:  Any demand, notice or other communication to be given in
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connection with this Agreement shall be in writing and given by delivery or sending it by overnight delivery, telecopy or other similar form of communication addressed:

               To the Employer:
               ---------------
               Ironside Technologies Inc.
               500 Hood Road, 4th Fl.
               Markham, Ontario CANADA
               L3R OP6

               Tel: (905) 415-3900
               Fax: (905) 415-4702
               Attention: Dale deFreitas


               To the Employee:
               ---------------
               Daniel W. Fairfax
               2402 Villa Nueva Way
               Mountain View
               California 94040
               Tel: (650) 969-3723
               Fax: (650) 847-5347

Any such notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given, if sent by telecopier or other similar form of telecommunications on the next
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                                      -11-

business day following such transmission or, if delivered, to have been received on the date of such delivery. Any party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the party at its changed address.

9.08      Independent Legal Advice:  Employee hereby represents and warrants to
          ------------------------
the Employer that she had the opportunity to seek and was not prevented nor discouraged by the Employer from seeking independent legal advice prior to the execution of this Agreement and that, in the event that she did not avail herself of that opportunity prior to signing this Agreement, did so voluntarily without any undue pressure and agrees that failure to obtain independent legal advice shall not be used by as a defense to the enforcement of obligations under this Agreement.

9.09      Jurisdiction:  This Agreement shall be governed by and construed in
          ------------
accordance with the laws of the State of California.

          IN WITNESS WHEREOF this Agreement has been executed by the parties hereto on the date first above written.

SIGNED, SEALED and DELIVERED
in the presence of:

/s/ W.B. LIPSIN                              /s/ DANIEL W. FAIRFAX
___________________________________          ___________________________________
W.B. LIPSIN                                  DANIEL W. FAIRFAX
IRONSIDE TECHNOLOGIES INC.




Witnessed By: ___________________